CATHOLIC VALUES INVESTMENT TRUST EQUITY FUND




Individual Shares
Institutional Service Shares
Institutional Shares




ANNUAL REPORT

DECEMBER 31, 2000

CATHOLIC VALUES INVESTMENT TRUST

     The Catholic Values Investment Trust was created to offer a series of mutual fund investment opportunities that combine a fundamental security selection process with a review by a Catholic Advisory Board. This process is designed to avoid investments in companies that offer products, services or engage in activities contrary to the core values of the Roman Catholic Church. Only one series, the Catholic Values Investment Trust Equity Fund, is currently available.

     Wright Investors' Service, Inc., the fund's investment adviser, selects securities based on fundamental investment criteria. These selections are reviewed by the Catholic Advisory Board whose members are guided by the magisterium of the Catholic Church and who seek the counsel and advice of ecclesiastics in determining which companies meet the fund's religious criteria. The board continually monitors the portfolio and when a company violates core Catholic teachings, the board directs Wright to remove it from the portfolio.



TABLE OF CONTENTS

                                                                         Page

     Letter to Shareholders.............................................. 1

     Management Discussion............................................... 3

     Dividend Distributions and Investment Return........................ 4

     Catholic Values Investment Trust Equity Fund

         Portfolio of Investments........................................ 5
         Statement of Assets and Liabilities............................. 7
         Statement of Operations......................................... 8
         Statements of Changes in Net Assets............................. 9
         Financial Highlights............................................10
         Notes to Financial Statements...................................13

LETTER TO SHAREHOLDERS

                                                                  January 2001

Dear Shareholders:

     The Catholic Values Investment Trust Equity Fund (CVIT), which opened on May 1, 1997, continues to grow in size and stature. The fund invests for long-term growth of capital and to minimize risk. It pursues these objectives by investing in a broadly diversified portfolio of well-established U.S. companies which meet strict financial quality standards. These companies must offer products or services and undertake activities that are consistent with the core teachings of the Roman Catholic Church.

     At the moment, all investments are in U.S. securities. As the fund grows in size, international securities may be added resulting in a global fund. As of December 31, 2000, the fund's annualized return since inception was 5.92% in the Individual share class, 6.48% in the Institutional Service share class and 6.93% in the Institutional share class which opened in February of 1999. In the last 12 months, the Individual class had a return of -10.15%, the Institutional Service class had a return of -9.67% and the Institutional class had a return of -9.45%. The S&P 500 had a negative return for the year of -9.10%.

     The Catholic Advisory Board reviews the fund's investments to assure consistency with Catholic values. This is not a simple nor singular responsibility since there are many Catholics with varying viewpoints and there are many Catholic institutions with their own views as well. In addition, there are changing circumstances and varying economic environments in which companies must operate. Thus, this Board must exercise both wisdom and caution in reviewing each company to assure that the investment conforms to the fund's objectives.

     The Catholic Advisory Board is comprised of seven lay Catholics. Information concerning Catholic issues is obtained by participation in numerous Catholic organizations, the seeking of advice and counsel from various clergy and Vatican sources, the use of a variety of secondary sources, and the open discussion of issues and policies. The Board members are:

         Thomas P. Melady, Chairman, Former U.S. Ambassador to the Holy See, Uganda and Burundi, President Emeritus of Sacred Heart University

         Margaret M. Heckler, Former U.S. Representative from Massachusetts 10th district, former Secretary of Health and Human Services, former Ambassador to Ireland

         Bowie K. Kuhn, Former Commissioner of Baseball

         Timothy J. May, Senior Partner, Patton Boggs, L.L.P.

         Walter R. Miller, Executive Director, Wright Investors' Service

         Thomas S. Monaghan, President, Ave Maria Foundation and former Chairman and Founder of Domino's Pizza, Inc.

         William A. Wilson, Former (and first) U.S. Ambassador to the Holy See

     His Eminence John Cardinal O'Connor served as the Ecclesiastical Advisor to the Catholic Advisory Board until his death. His successor has not yet been named.

     Wright Investors' Service, the fund's investment Adviser, selects the equities from its approved list of quality blue chip companies. All companies on this approved list are, in Wright's opinion, soundly financed with established records of earnings profitability and equity growth. Selections are reviewed by the Catholic Advisory Board to assure that each issuer complies with Catholic teachings and doctrine. When a company is found not to be in compliance with core teachings, it is not purchased. Purchased companies found to be noncompliant are sold.

     Thus, there is continuous dialogue, continuous information input, continuous review, and continuous evaluation. Independent thinking and independent information provides input and assures that the fund adheres to Catholic doctrine while balancing changes in the marketplace, changes in informational input, and changes in value systems. In this way, your fund combines Catholic values with investment values.

     The fund has its own website: www.catholicinvestment.com. The site contains information about your fund, including a recent list of portfolio holdings. You may also, after following some security protection procedures, access your account.

                                     Sincerely,

                                    /s/Walter R. Miller
                                    -----------------------
                                    Walter R. Miller, Ph.D.
                                    Secretary of the Catholic Advisory Board

  Catholic Values Investment Trust Equity Fund - Individual Shares

  Growth of $10,000 Invested 6/1/97* Through 12/31/00

                                   Total Return

                                  Last        Since
                                 1 Year     Inception*
=============================================================================
     CVIT                        -10.2%       +5.7%
     S&P 500                      -9.1%      +14.7%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT CATHOLIC VALUES INVESTMENT TRUST on 6/1/97 would have grown to $12,201 by December 31, 2000.

The following plotting points are used for comparison in the total investment return mountain chart.

  Date    Wright Catholic Values
             Investment Trust         S&P 500

05/31/97        $10,000               $10,000

12/31/97        $11,770               $11,551
12/31/98        $11,616               $14,846
12/31/99        $13,580               $17,965
12/31/00        $12,201               $16,329
-------------------------------------------------------------------------------

  Catholic Values Investment Trust Equity Fund - Institutional Service Shares

  Growth of $10,000 Invested 6/1/97* Through 12/31/00

                                   Total Return

                                  Last        Since
                                 1 Year     Inception*
=============================================================================
     CVIT                         -9.7%       +6.2%
     S&P 500                      -9.1%      +14.7%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT CATHOLIC VALUES INVESTMENT TRUST on 6/1/97 would have grown to $12,415 by December 31, 2000.

     The following plotting points are used for comparison in the total investment return mountain chart.

  Date      Wright Catholic Values
                Investment Trust          S&P 500

05/31/97           $10,000                $10,000

12/31/97           $11,766                $11,551
12/31/98           $11,672                $14,846
12/31/99           $13,744                $17,965
12/31/00           $12,415                $16,329
-------------------------------------------------------------------------------

  Catholic Values Investment Trust Equity Fund - Institutional Shares

  Growth of $10,000 Invested 3/1/99* Through 12/31/00

                                   Total Return

                                  Last        Since
                                 1 Year     Inception*
==============================================================================
     CVIT                         -9.5%       +7.5%
     S&P 500                      -9.1%       +4.8%


The cumulative total return of a U.S. $10,000 investment in the WRIGHT CATHOLIC VALUES INVESTMENT TRUST on 3/1/99 would have grown to $11,422 by December 31, 2000.

The following plotting points are used for comparison in the total investment return mountain chart.

  Date    Wright Catholic Values
             Investment Trust         S&P 500

 03/1/99        $10,000               $10,000

12/31/99        $12,613               $11,987
12/31/00        $11,422               $10,895
--------------------------------------------------------------------------------


       NOTES: The Total Investment Return is the percent return of an initial $10,000 investment made at the beginning of the period to the ending redeemable value assuming all dividends and distributions are reinvested. For comparison with other averages, the investment results are shown from the first month-end since the fund's inception. Actual performance since May 1 inception was 5.92% in the Individual share class, and 6.48% in the Institutional Service share class. Actual performance since February 22, 1999 inception was 6.93% in the Institutional share class. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

MANAGEMENT DISCUSSION

Investors have just been through the first down year for stocks since 1990. For Nasdaq, last year's loss of 39% - 33% in the fourth quarter alone - made 2000 the worst year in its history. The damage was less severe in the Dow, which returned about 2% in the fourth quarter and lost 5% for the year; the S&P 500 lost 8% for the quarter and 9% for the year. Overall, U.S. market performance in 2000 qualifies as a correction, not a bear market. Measured by the FTSE World indices, Europe's market's lost 7% in dollars last year, compared to the U.S.'s 8% decline. Japan's stocks lost 29% in dollars and the rest of Asia 21% last year.

Ex technology and telecom, the S&P 500 returned 12% last year. The disparity between old-economy and new-economy stocks underlines the essential point of the 2000 stock market: investors rotated out of technology and telecom shares, including the big cap market favorites of 1999, putting these sectors in a major bear market. There were a number of places to take refuge from the decimation in technology stocks. In the fourth quarter, S&P 500 basic materials (+25%), transportation (+18%) and health care (+11%) stocks had double-digit gains. The financial, utility and health care sectors were up more than 20% for the year. Although the S&P MidCap 400 lost 4% in the fourth quarter, it returned more than 17% for all of 2000; the SmallCap 600 returned 1% for the quarter and 12% for the year.

Worry about profits drove stock prices lower last year. As 2000 began, growth expectations, especially for technology companies, were unrealistically high, and valuations were at levels that didn't allow for disappointment. The danger in this combination became obvious as economic growth began to slow and tech stocks proved susceptible to the slowdown. Profit concerns mounted in the fourth quarter as sales growth slowed, competitive pressures on prices increased, and the squeeze on margins was intensified by higher energy prices.

WIS believes that the outlook for stocks is better than their recent performance suggests. The year 2000 corrected many of the market's speculative excesses. The interest rate cut by the Federal Reserve in the first week of 2001 has given investors more reason to be positive on stocks, increasing the chances that recession will be avoided or at least minimized and that profit growth will be improving by the end of the year. WIS doesn't expect a roaring bull market in 2001 that will take the Nasdaq back to 5000, but we expect stock prices to be moderately higher at the end of the year than they were as it began.

CATHOLIC VALUES INVESTMENT TRUST EQUITY FUND


The Catholic Values Investment Trust Equity Fund (CVIT) experienced a total return of minus 10.15% in the Individual class, a minus 9.67% in the Institutional Service class, and a minus 9.45% in the Institutional class in 2000, comparable to the 9.1% decline in the Standard & Poor's 500 Index. During the last six months, the CVIT Fund substantially outperformed in the third quarter but lost ground relative to the benchmark in the fourth quarter.

Fund results for the year benefited from stock selection in the Information Technology and Consumer Discretionary sectors, where the weightings finished at 24.6% and 6.9%, respectively. When compared with the S&P 500, Information Technology was higher than the market weight, while Consumer Discretionary was somewhat underweighted. Stocks in the Energy area were another source of value added during the year 2000. Detracting from CVIT returns was the laggard action of some stocks in the Healthcare and Consumer Staples sectors. Among the big contributors over this period were Adobe Systems, EMC Corp., Oracle Systems, and Analog Devices Inc.

At December 31, 2000, CVIT holdings averaged a P/E of 26.6 times latest 12 months' earnings, somewhat above the S&P 500's 25.0 P/E.

DIVIDEND DISTRIBUTIONS AND INVESTMENT RETURN

              N.A.V.   Distri-  Distri-     Shares*                     12 Month     3 Year       Cum.
  Period        Per    bution   bution       Owned        Value        Investment  Investment  Investment
  Ending       Share   $  P/S  in SharesBased on $1,000 Investment        Return     Return      Return
                                                                                              (Annualized)
-------------------------------------------------------------------------------------------------------------------------------



CATHOLIC VALUES INVESTMENT TRUST EQUITY FUND

  INSTITUTIONAL SHARES

  2/22/99    $10.00                         100.00     $1,000.00

  Dec.99      12.49                         100.18      1,251.24              -           -          -

  Jan.00      11.90                         100.18      1,192.13              -           -          -
  Feb.00      12.14                         100.18      1,216.17           22.60%         -       21.06%
  Mar.00      12.92                         100.18      1,294.31           29.56%         -       26.12%
  Apr.00      12.68                         100.18      1,270.27           16.33%         -       22.19%
  May 00      12.19                         100.18      1,221.18           12.24%         -       16.92%
  Jun.00      12.43                         100.18      1,245.23            9.32%         -       17.49%
  Jul.00      12.25                         100.18      1,227.19            8.89%         -       15.25%
  Aug.00      13.28                         100.18      1,330.38           20.29%         -       20.51%
  Sep.00      12.68                         100.18      1,270.27           16.65%         -       15.99%
  Oct.00      12.59                         100.18      1,261.25            9.96%         -       14.65%
  Nov.00      11.26                         100.18      1,128.02           -4.09%         -        7.00%
  Dec.00      11.31                         100.18      1,133.03           -9.45%         -        6.93%

  INSTITUTIONAL SERVICE SHARES

  5/1/97     $10.00                         100.00     $1,000.00

  Dec.99      13.86                         100.55      1,393.63           17.75%         -       13.25%

  Jan.00      13.20                         100.55      1,327.26           13.20%         -       10.84%
  Feb.00      13.46                         100.55      1,353.41           22.45%         -       11.29%
  Mar.00      14.33                         100.55      1,440.88           29.42%         -       13.35%
  Apr.00      14.07                         100.55      1,414.74           16.28%         -       12.27%
  May 00      13.52                         100.55      1,359.44           12.19%     10.27%      10.47%
  Jun.00      13.77                         100.55      1,384.58            9.20%     10.26%      10.83%
  Jul.00      13.58                         100.55      1,365.47            8.81%      6.54%      10.07%
  Aug.00      14.71                         100.55      1,479.09           20.08%      9.42%      12.45%
  Sep.00      14.04                         100.55      1,411.72           16.32%      6.13%      10.62%
  Oct.00      13.94                         100.55      1,401.67            9.76%      7.54%      10.12%
  Nov.00      12.47                         100.55      1,253.86           -4.30%      2.72%       6.52%
  Dec.00      12.52                         100.55      1,258.89           -9.67%      1.81%       6.48%

  INDIVIDUAL SHARES

  5/1/97     $10.00                         100.00     $1,000.00

  Dec.99      13.69                         100.39      1,374.33           16.91%         -       12.66%

  Jan.00      13.03                         100.39      1,308.07           12.33%         -       10.25%
  Feb.00      13.28                         100.39      1,333.17           21.39%         -       10.70%
  Mar.00      14.12                         100.39      1,417.50           28.25%         -       12.71%
  Apr.00      13.86                         100.39      1,391.40           15.21%         -       11.65%
  May 00      13.30                         100.39      1,335.18           11.30%      9.68%       9.83%
  Jun.00      13.56                         100.39      1,361.28            8.48%      9.71%      10.24%
  Jul.00      13.36                         100.39      1,341.20            8.18%      6.00%       9.46%
  Aug.00      14.47                         100.39      1,452.63           19.29%      8.83%      11.85%
  Sep.00      13.81                         100.39      1,386.38           15.66%      5.52%      10.03%
  Oct.00      13.70                         100.39      1,375.33            9.25%      6.93%       9.53%
  Nov.00      12.25                         100.39      1,229.77           -4.82%      2.14%       5.94%
  Dec.00      12.30                         100.39      1,234.79          -10.15%      1.21%       5.92%

* Rounded to two decimals.



PORTFOLIO OF INVESTMENTS
December 31, 2000

                              Shares      Value

-----------------------------------------------------------------------------

   Equity Investments -- 97.4%

AUTOMOBILES & COMPONENTS-- 2.8%
Harley-Davidson............   19,500  $    775,125
                                      ------------



BANKS -- 6.8%

Fifth Third Bancorp........   12,900  $    770,775
KeyCorp (New)..............   19,700       551,600
Mellon Financial Corp......   12,150       597,628
                                      ------------
                                      $  1,920,003
                                      ------------



CAPITAL GOODS -- 8.3%

General Electric Co........   18,850  $    903,622
Illinois Tool Works Inc....   15,200       905,350
Tyco International Ltd.....    9,850       546,675
                                      ------------
                                      $  2,355,647
                                      ------------



COMMUNICATIONS EQUIPMENT-- 3.1%
Cisco Systems, Inc.*.......   17,800  $    680,850
Lucent Technologies........   14,100       190,350
                                      ------------
                                      $    871,200
                                      ------------




COMPUTERS & PERIPHERALS-- 7.5%
EMC Corp./Mass*............    7,000  $    465,500
Int'l. Business Machines...    8,500       722,500
Sun Microsystems, Inc*.....   33,100       922,663
                                      ------------
                                      $  2,110,663
                                      ------------



ELECTRONIC EQUIPMENT & PRODUCTS-- 1.0%
Solectron Corp.*...........    8,200  $    277,980
                                      ------------



ENERGY -- 9.6%

Conoco Inc. Class B - WI...   15,600  $    451,425
Exxon Mobil Corp...........   12,744     1,107,932
Schlumberger Ltd...........    9,000       719,438
Transocean Sedco Forex Inc.    9,248       425,408
                                      ------------
                                      $  2,704,203
                                      ------------



FOOD, BEVERAGE & TOBACCO-- 3.3%
Coca-Cola Co...............   15,300  $    932,343
                                      ------------



HEALTH CARE EQUIP. & SERVICES-- 2.5%
Bard (C.R.)................   15,100  $    703,093
                                      ------------




HOUSEHOLD & PERSONAL PRODUCTS-- 9.7%
Avon Products Inc..........   22,950  $  1,098,731
Gillette Co................   21,050       760,431
Procter & Gamble...........   11,100       870,656
                                      ------------
                                      $  2,729,818
                                      ------------



INSURANCE -- 9.0%

American Int'l. Group......   14,950  $  1,473,509
Marsh & McLennan Cos. Inc..    9,200     1,076,400
                                      ------------
                                      $  2,549,909
                                      ------------



MATERIALS -- 4.7%

Alcoa Inc..................   13,600  $    455,600
Du Pont (E.I.) de Nemours..    9,750       471,047
Vulcan Materials Co........    8,500       406,938
                                      ------------
                                      $  1,333,585
                                      ------------



PHARMACEUTICALS & BIOTECHNOLOGY-- 3.1%
Biogen, Inc.*..............   14,550  $    873,909
                                      ------------


RETAILING -- 4.0%

TJX Cos. Inc. New..........   20,300  $    563,325
Wal-Mart Stores Inc........   10,500       557,813
                                      ------------
                                      $  1,121,138
                                      ------------



SEMICONDUCTOR EQUIP. & PRODUCTS-- 4.0%
Analog Devices*............   11,300  $    578,418
Intel Corporation..........   17,800       535,112
                                      ------------
                                      $  1,113,530
                                      ------------



SOFTWARE & SERVICES -- 8.4%

Adobe Systems Inc..........   18,200  $  1,059,013
Electronic Data Systems Corp  10,050       580,388
Oracle Corp.*..............   25,150       730,922
                                      ------------
                                      $  2,370,323
                                      ------------



TELECOMMUNICATION SERVICES-- 6.7%
BellSouth Corp.............   15,300  $    626,344
SBC Communications, Inc....   21,250     1,014,688
Worldcom, Inc.*............   17,500       246,094
                                      ------------
                                      $  1,887,126
                                      ------------



UTILITIES -- 2.9%

Enron Corp.................    9,950  $    827,093
                                      ------------



TOTAL EQUITY INVESTMENTS - 97.4%
  (identified cost, $23,976,324)     $ 27,456,688
                                     ------------


 RESERVE FUNDS - 2.3%

American Express Corp.     Face Amount
                           -----------
  6.485%,  1/02/01......... $660,000  $    660,000
                                      ------------

TOTAL INVESTMENTS - 99.7%
  (identified cost, $24,636,324)      $ 28,116,688

OTHER ASSETS,
  LESS LIABILITIES - 0.3%                   76,412
                                      ------------

NET ASSETS - 100%                     $ 28,193,100
                                      =============




* Non-income-producing security.
See notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES

                                                                                           December 31,
                                                                                               2000

---------------------------------------------------------------------------------------------------------------------


ASSETS:
     Investments -
       Identified cost..............................................................    $    24,636,324
       Unrealized appreciation......................................................          3,480,364
                                                                                            ------------
         Total Value (Note 1A)......................................................    $    28,116,688

     Cash...........................................................................              1,688
     Receivable for fund shares sold................................................              9,412
     Dividends and interest receivable..............................................             10,914
     Receivable from investment adviser.............................................             44,200
     Deferred organization expenses (Note 1B).......................................             29,878
     Other assets...................................................................                584
                                                                                            ------------
         Total Assets...............................................................    $    28,213,364
                                                                                            ------------

LIABILITIES:
     Accrued expenses and other liabilities.........................................    $        20,264
                                                                                            ------------
         Total Liabilities..........................................................    $        20,264
                                                                                            ------------
NET ASSETS    ......................................................................    $    28,193,100
                                                                                          ==============

NET ASSETS CONSIST OF:
     Proceeds from sales of shares (including shares issued to shareholders in payment of
         distributions declared), less cost of shares reacquired....................    $    25,869,017
     Accumulated undistributed net realized loss on investments (computed on the basis
         of identified cost)........................................................         (1,156,281)
     Unrealized appreciation of investments (computed on the basis of identified cost)        3,480,364
                                                                                            ------------
         Net assets applicable to outstanding shares................................    $    28,193,100
                                                                                          ==============
Computation of net asset value, offering and redemption price per share (Note 7):

     Institutional shares:
         Net assets.................................................................    $     5,444,587
                                                                                          ==============
         Shares of beneficial interest outstanding..................................            481,251
                                                                                          ==============
         Net asset value, offering price, and redemption price per share
         of beneficial interest.....................................................    $         11.31
                                                                                          ==============
     Institutional Service shares:
         Net assets.................................................................    $    17,932,606
                                                                                          ==============
         Shares of beneficial interest outstanding..................................          1,432,234
                                                                                          ==============
         Net asset value, offering price, and redemption price per share
         of beneficial interes......................................................    $         12.52
                                                                                          ==============
     Individual shares:
         Net assets.................................................................    $     4,815,907
                                                                                          ==============
         Shares of beneficial interest outstanding..................................            391,585
                                                                                          ==============
         Net asset value, offering price, and redemption price per share
         of beneficial interest.....................................................    $         12.30
                                                                                          ==============

See notes to financial statements

STATEMENT OF OPERATIONS

                                                                                        For the Year Ended
                                                                                         December 31, 2000
-------------------------------------------------------------------------------------------------------------------------


INVESTMENT INCOME:
         Dividend income............................................................    $       279,295
         Interest income............................................................             22,502
                                                                                            ------------
              Total investment income...............................................    $       301,797
                                                                                            ------------


Expenses:
         Investment Adviser fee (Note 2)............................................    $       218,378
         Advisory Board fee (Note 2)................................................              8,000
         Administrator fee (Note 2).................................................             20,383
         Compensation of Trustees not employees of the Investment Adviser
              or Administrator......................................................             34,609
         Custodian fee - Institutional shares (Note 1C).............................             17,256
         Custodian fee - Institutional Service shares (Note 1C).....................             32,550
         Custodian fee - Individual shares (Note 1C)................................             18,775
         Registration costs - Institutional shares..................................             12,624
         Registration costs - Institutional Service shares .........................             11,674
         Registration costs - Individual shares ....................................             13,234
         Distribution expenses - Institutional Service shares (Note 3)..............             45,987
         Distribution expenses - Individual shares (Note 3).........................             35,583
         Transfer and dividend disbursing agent fees - Institutional shares.........              1,227
         Transfer and dividend disbursing agent fees - Institutional Service shares.              4,296
         Transfer and dividend disbursing agent fees - Individual shares............             15,680
         Amortization of organization expenses (Note 1B)............................             28,192
         Auditing expense...........................................................             15,506
         Legal services.............................................................              3,415
         Printing expense...........................................................              5,402
         Miscellaneous..............................................................              2,639
                                                                                            ------------
              Total expenses........................................................    $       545,410
                                                                                            ------------

     Deduct -

         Reduction of Investment Adviser fee (Note 2)...............................    $        17,920
         Reduction of distribution fee - Individual shares (Note 3).................             31,493
         Allocation of expenses to Investment Adviser (Note 2)......................             27,000
         Reduction of registration costs - Institutional shares.....................             12,624
         Reduction of registration costs - Individual shares........................              3,200
         Reduction of custodian fee - Institutional shares (Note 1C)................              3,369
         Reduction of custodian fee - Institutional Service shares (Note 1C)........              6,176
         Reduction of custodian fee - Individual shares (Note 1C)...................              1,607
                                                                                            ------------
              Total deductions......................................................    $       103,389
                                                                                            ------------
              Net expenses..........................................................    $       442,021
                                                                                            ------------
                Net investment loss.................................................    $      (140,224)
                                                                                            ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
     Net realized loss on investments (identified cost basis).......................    $      (538,940)
     Change in unrealized appreciation of investments...............................         (2,105,436)
                                                                                            ------------

     Net realized and unrealized loss on investments................................    $    (2,644,376)
                                                                                            ------------

         Net decrease in net assets from operations.................................    $    (2,784,600)
                                                                                          ==============

See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              Year Ended December 31
                                                                              2000              1999
----------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From Operations --
     Net investment loss..............................................  $    (140,224)    $      (25,622)
     Net realized loss on investments.................................       (538,940)          (319,834)
     Change in unrealized appreciation of investments.................     (2,105,436)         4,810,205
                                                                          ------------       ------------
       Increase (decrease) in net assets from operations..............  $  (2,784,600)    $    4,464,749
                                                                          ------------       ------------

   Distributions to shareholders:
     From net investment income - Institutional shares................  $          --     $       (3,277)
     From paid-in capital - Institutional shares......................             --             (6,723)
     From paid-in capital - Institutional Service shares..............             --            (21,026)
                                                                          ------------       ------------
       Total distributions to shareholders............................  $          --     $      (31,026)
                                                                          ------------       ------------

   Fund share transactions -- Institutional shares:

       Proceeds from shares sold......................................  $          --     $    6,400,000
       Issued to shareholders in payment of distributions declared....             --             10,000
       Cost of shares reacquired......................................             --         (1,686,115)
                                                                          ------------       ------------
       Net increase in net assets from fund share transactions
         - Institutional shares.......................................  $          --     $    4,723,885
                                                                          ------------       ------------

     Institutional Service shares:
       Proceeds from shares sold......................................  $   4,572,034     $    6,526,761
       Issued to shareholders in payment of distributions declared....             --             20,988
       Cost of shares reacquired......................................     (1,957,132)        (1,259,584)
                                                                          ------------       ------------
       Net increase in net assets from fund share transactions
         - Institutional Service shares...............................  $   2,614,902     $    5,288,165
                                                                          ------------       ------------

     Individual shares:
       Proceeds from shares sold......................................  $   1,669,544     $    1,049,946
       Cost of shares reacquired......................................       (407,264)        (1,539,071)
                                                                          ------------       ------------
       Net increase (decrease) in net assets from fund share transactions
         - Individual shares..........................................  $   1,262,280     $     (489,125)
                                                                          ------------       ------------
     Total net increase from fund share transactions (Note 4).........      3,877,182          9,522,925
                                                                          ------------       ------------
       Net increase in net assets.....................................  $   1,092,582     $   13,956,648

NET ASSETS:
   At beginning of year...............................................     27,100,518         13,143,870
                                                                          ------------       ------------
   At end of year.....................................................  $  28,193,100     $    27,100,518
                                                                        ==============     ==============

See notes to financial statements

FINANCIAL HIGHLIGHTS

                                                                             Year Ended
                                                                          December 31, 2000
------------------------------------------------------------------------------------------------------------------------
                                                          Institutional     Institutional     Individual
                                                            Shares(3)     Service Shares(3)    Shares(3)
------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year                          $ 12.490         $  13.860         $ 13.690
                                                            ---------        ---------         ---------

Income from investment operations:

   Net investment loss*                                     $ (0.026)        $  (0.061)        $ (0.128)
   Net realized and unrealized loss                           (1.154)           (1.279)          (1.262)
                                                            ---------        ---------         ---------
     Total loss from investment operations                  $ (1.180)        $  (1.340)        $ (1.390)
                                                            ---------        ---------         ---------

Net asset value, end of year                                $ 11.310         $  12.520         $ 12.300
                                                            ==========       ==========        ==========
Total return(1)                                               (9.45%)           (9.67%)         (10.15%)

Ratios/Supplemental Data*:

   Net assets, end of year (000 omitted)                    $   5,445        $  17,933         $   4,816
   Ratio of net expenses to average net assets                  1.28%            1.52%             2.02%
   Ratio of net expenses after custodian fee reduction
     to average net assets(2)                                   1.25%            1.48%             1.99%
   Ratio of net investment loss to average net assets          (0.21%)          (0.45%)           (0.95%)
   Portfolio turnover rate                                        35%              35%               35%

----------------------------------------------------------------------------------------------------------------------------

* During the period presented, the investment adviser and the distributor of Individual Shares waived a portion of their fees and the investment adviser was allocated a portion of the operating expenses. Had such actions not been undertaken, net investment loss per share and the ratios would have been as follows:

                                                                    Year Ended December 31, 2000
------------------------------------------------------------------------------------------------------------------------
                                                          Institutional     Institutional     Individual
                                                            Shares(3)     Service Shares(3)    Shares(3)
------------------------------------------------------------------------------------------------------------------------

Net investment loss per share                               $ (0.045)        $  (0.081)        $ (0.150)
                                                            ==========       ==========        ==========
Annualized Ratios (as a percentage of average net assets):

   Expenses                                                    1.43%             1.67%            2.17%
   Expenses after custodian fee reduction(2)                   1.40%             1.63%            2.14%
   Net investment loss                                        (0.36%)           (0.60%)          (1.11%)

--------------------------------------------------------------------------------------------------------------------------

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(2) Custodian fees were reduced by credits resulting from cash balances the fund maintained with the Custodian (Note 1C). The computation of total expenses to average daily net assets reported above is computed without consideration of such credits.

(3) Certain per share amounts are based on average shares outstanding.



                                                              From Feb. 22, 1999
                                                            (start of business) to      Year Ended
                                                                 Dec. 31, 1999         Dec. 31, 1999
---------------------------------------------------------------------------------------------------------------------------
                                                                 Institutional  Institutional  Individual
                                                                   Shares(4)  Service Shares(4) Shares(4)
----------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period                              $  10.000       $ 11.790     $ 11.710
                                                                  ---------       ---------    ---------

Income from investment operations:

   Net investment income (loss)*                                  $   0.006       $ (0.005)    $ (0.074)
   Net realized and unrealized gain                                   2.504          2.095        2.054
                                                                  ---------       ---------    ---------
     Total income from investment operations                      $   2.510       $  2.090     $  1.980
                                                                  ---------       ---------    ---------

Less distributions:

     Dividends from investment income                             $  (0.006)      $  -         $  -
     Distributions from capital gains                                 -              -            -
     Return of capital                                               (0.014)        (0.020)       -
                                                                  ---------       ---------    ---------
     Total distributions                                          $  (0.020)      $ (0.020)    $  -
                                                                  ---------       ---------    ---------

Net asset value, end of period                                    $  12.490       $ 13.860     $ 13.690
                                                                  ==========      ==========   ==========
Total return1                                                        25.12%         17.75%       16.91%

Ratios/Supplemental Data*:

   Net assets, end of period (000 omitted)                        $   6,011       $ 17,021     $  4,069
   Ratio of net expenses to average net assets                        1.28%(2)       1.39%        2.00%
   Ratio of net expenses after custodian fee reduction
     to average net assets(3)                                         1.25%(2)       1.36%        1.97%
   Ratio of net investment income (loss) to average net assets        0.07%(2)      (0.04%)      (0.61%)

   Portfolio turnover rate                                              94%            94%          94%

-----------------------------------------------------------------------------------------------------------------------

* During the periods presented, the investment adviser and the distributor waived all or a portion of their fees and the investment adviser was allocated a portion of the operating expenses. Had such actions not been undertaken, net investment loss per share and the ratios would have been as follows:

                                                              From Feb. 22, 1999
                                                            (start of business) to      Year Ended
                                                                 Dec. 31, 1999         Dec. 31, 1999
-----------------------------------------------------------------------------------------------------------------------
                                                                 Institutional  Institutional   Individual
                                                                    Shares     Service Shares     Shares

Net investment loss per share                                     $  (0.033)      $ (0.063)      $ (0.189)
                                                                  ==========      ==========     ==========
Annualized Ratios (as a percentage of average net assets):

   Expenses                                                           1.74%(2)       1.85%          2.95%
   Expenses after custodian fee reduction(3)                          1.71%(2)       1.82%          2.92%
   Net investment loss                                               (0.39%)(2)     (0.50%)        (1.56%)

--------------------------------------------------------------------------------------------------------------------------

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(2) Annualized.
(3) Custodian fees were reduced by credits resulting from cash balances the fund maintained with the Custodian (Note 1C). The computation of total expenses to average daily net assets reported above is computed without consideration of such credits.

(4) Certain per share amounts are based on average shares outstanding.



                                                                                     From May 1, 1997
                                                             Year Ended           (start of business) to
                                                          December 31, 1998          December 31, 1997
--------------------------------------------------------------------------------------------------------------------------
                                                      Institutional  Individual  Institutional  Individual
                                                     Service Shares   Shares     Service Shares   Shares
--------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                   $  11.890     $ 11.870     $ 10.000     $ 10.000
                                                       ---------     ---------    ---------    ---------

Income (loss) from investment operations:

   Net investment income (loss)*                       $   0.003     $ (0.036)    $ (0.000)+   $ (0.024)
   Net realized and unrealized gain (loss)                (0.097)      (0.118)       1.930        1.934
                                                       ---------     ---------    ---------    ---------
     Total income (loss) from investment operations    $  (0.094)    $ (0.154)    $  1.930     $  1.910
                                                       ---------     ---------    ---------    ---------

   Less distributions:

     Dividends from investment income                  $   -         $  -         $  -         $  -
     Distributions from capital gains                     (0.004)      (0.006)      (0.040)      (0.040)
     Return of capital                                    (0.002)       -            -            -
                                                       ---------     ---------    ---------    ---------
     Total distributions                               $  (0.006)    $ (0.006)    $ (0.040)    $ (0.040)
                                                       ---------     ---------    ---------    ---------
Net asset value, end of period                         $  11.790     $ 11.710     $ 11.890     $ 11.870
                                                       ==========    ==========   ==========   ==========
Total return(1)                                           (0.80%)      (1.30%)      19.31%       19.11%

Ratios/Supplemental Data*:

   Net assets, end of period (000 omitted)             $   9,174     $  3,970     $  8,686     $  1,397
   Ratio of net expenses to average net assets             1.49%        1.95%        1.73%(2)     2.24%(2)
   Ratio of expenses after custodian fee reduction
     to average net assets(3)                              1.42%        1.88%        1.48%(2)     1.99%(2)
   Ratio of net investment income (loss) to average
   net assets                                              0.02%       (0.42%)      (0.01%)(2)   (0.44%)(2)

   Portfolio turnover rate                                   50%          50%          14%          14%

------------------------------------------------------------------------------------------------------------------------------

* During the periods presented, the investment adviser and the distributor waived all or a portion of their fees and the investment adviser was allocated a portion of the operating expenses. In addition, for the period ended December 31, 1997 the administrator waived their fee. Had such actions not been undertaken, net investment loss per share and the ratios would have been as follows:

Net investment loss per share                          $  (0.170)    $ (0.212)    $ (0.047)    $ (0.212)
                                                       ==========    ==========   ==========   ==========
Annualized Ratios (as a percentage of average net assets):

   Expenses                                                2.64%        4.00%        4.50%(2)     5.69%(2)
   Expenses after custodian fee reduction(3)               2.57%        3.93%        4.25%(2)     5.44%(2)
   Net investment loss                                    (1.13%)      (2.47%)      (2.78%)(2)   (3.89%)(2)

--------------------------------------------------------------------------------------------------------------------------

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(2) Annualized.
(3) During the periods presented, custodian fees were reduced by credits resulting from cash balances the fund maintained with the Custodian (Note
    1C). The computation of total expenses to average daily net assets reported above is computed without consideration of such credits.

+ Amount represents less than ($0.001) per share.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Catholic Values Investment Trust Equity Fund (the fund) (one of the series of the Catholic Values Investment Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. The fund seeks long-term growth of capital and reasonable current income through investments in a broadly diversified portfolio consisting primarily of equity securities of high-quality, well-established companies which meet strict quality and religious standards. The companies in which the fund may invest must offer products or services and undertake activities that are consistent with the core teachings of the Roman Catholic Church. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Investment Valuations - Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices if those prices are deemed to be representative of market values at the close of business. Unlisted or listed securities, for which closing sale prices are not available, are valued at the mean between latest bid and asked prices. Fixed income securities for which market quotations are readily available are valued on the basis of valuations supplied by a pricing service. Fixed income and equity securities for which market quotations are unavailable or deemed not to be representative of market values at the close of business, restricted securities, and other assets are valued at their fair value as determined in good faith by or at the direction of the Trustees of the Trust. Short-term obligations maturing in 60 days or less are valued at amortized cost, which approximates fair value.

     B. Deferred Organization Expenses - Costs incurred by the fund in connection with its organization are being amortized on the straight-line basis over five years beginning on the date the fund commenced operations.

     C. Expense Reduction - The fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances is used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

     D. Federal Taxes - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

         At December 31, 2000, the fund, for federal income tax purposes, had a capital loss carryover of $164,205, which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryover will expire as follows:

                   December 31, 2007.................$ 164,205

         At December 31, 2000, net capital losses of $983,810 attributable to security transactions incurred after October 31, 2000 are treated as arising on the first day of the fund's current taxable year.

     E. Distributions - Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result only in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

     F. Multiple Classes of Shares of Beneficial Interest - The fund offers an Individual Share Class, an Institutional Service Share Class and an Institutional Share Class. The share classes differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Each class has equal rights as to voting, redemption, dividends and liquidation.

     G. Other - Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the fund is informed of the ex-dividend date.

     H. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The fund has engaged Wright Investors' Service, Inc. (Wright), a wholly owned subsidiary of The Winthrop Corporation (Winthrop) to perform investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the year ended December 31, 2000, the effective annual rate was 0.75%. To enhance the net income of the fund, Wright made a reduction of its investment adviser fee of $17,920. In addition, $27,000 of expenses were allocated to the investment adviser. The fund has an independent Catholic Advisory Board which consults with the investment adviser. The fund also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the fund. Under the Administrator Agreement, Eaton Vance is responsible for managing the business affairs of the fund and is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the year ended December 31, 2000, the effective annual rate was 0.07%. Certain of the Trustees and officers of the fund are Trustees or officers of the above organizations. Except as to Trustees of the fund who are not employees of Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the fund out of the fees paid to Eaton Vance and Wright.

(3)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the fund will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter) (WISDI), a wholly-owned subsidiary of Winthrop, an annual rate up to 0.75% per annum of the fund's average net assets attributable to the Individual shares and up to 0.25% per annum of the fund's average net assets attributable to the Institutional Service shares. To reduce the net loss of the fund, the Principal Underwriter made a preliminary reduction of its fee for the year ended December 31, 2000, of $31,493 for the Individual shares.

     In addition, the Trustees have adopted a service plan (the Service Plan) which allows the fund to reimburse WISDI for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of any of the classes of shares. The amount of service fee payable under the Service Plan with respect to the Individual shares and the Institutional Service shares of the fund may not exceed 0.25% annually of the average daily net assets attributable to the respective classes. For the year ended December 31, 2000, the fund neither accrued nor paid any service fees.

(4)   SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in fund shares were as follows:

                                                                      From
                                             For the              Feb. 22, 1999        For the
                                              Year                 (start of            Year
                                              Ended               business) to          Ended
                                          Dec. 31, 2000           Dec. 31, 1999     Dec. 31, 1999
--------------------------------------------------------------------------------------------------------------------
                                             Insti-                               Insti-
                                 Insti-     tutional      Indi-      Insti-      tutional      Indi-
                                tutional     Service     vidual     tutional      Service     vidual
                                 Shares      Shares      Shares      Shares       Shares      Shares
--------------------------------------------------------------------------------------------------------------------

Shares sold                           -     347,161     124,239      629,905     555,956      89,577
Shares issued to shareholders
   in payment of distribution
   declared                           -           -           -          895       1,692           -
Shares reacquired                     -    (143,389)    (29,983)    (149,549)   (106,973)   (131,351)
                                --------    --------    --------     --------    --------    --------

Net increase (decrease)               -     203,772      94,256      481,251     450,675     (41,774)
                              ==========  ==========  ==========   ==========  ==========  ==========



(5)  INVESTMENT TRANSACTIONS

     Purchases and sales of investments,  other than U.S. Government  securities
and  short-term   obligations  for  the  year  ended  December  31,  2000,  were
$13,080,676 and $9,817,039, respectively.

(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) in the value of the investment securities owned at December 31, 2000, as computed on a federal income tax basis, are as follows:

              Aggregate cost................................$   24,636,324
                                                                ===========
              Gross unrealized appreciation.................$    5,326,473
              Gross unrealized depreciation.................    (1,846,109)
                                                                -----------

              Net unrealized appreciation...................$    3,480,364
                                                                ===========



(7)  Contingent Deferred Sales Charge

     A contingent deferred sales charge (CDSC) of 1% is imposed on any redemption of Individual shares made within one year of purchase. The CDSC is based on the lower of the net asset value at the date of purchase or the date of sale of the redeemed shares and is paid to WISDI. No charge is made on shares acquired through the reinvestment of distributions. Additionally, no CDSC is charged on shares sold to Wright or its affiliates or to their respective employees. For the year ended December 31, 2000, $158 of CDSC was paid by shareholders to the fund.

(8)  LINE OF CREDIT

     The fund participates with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The fund may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit is allocated among the participating funds at the end of each quarter. The fund did not have significant borrowings or allocated fees during the year ended December 31, 2000.

INDEPENDENT AUDITORS REPORT

     To the Trustees and Shareholders of
     Catholic Values Investment Trust Equity Fund

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Catholic Values Investment Trust Equity Fund (the "Fund") as of December 31, 2000, and the related statement of operations for the year then ended, and the statements of changes in net assets for the years ended December 31, 2000 and 1999 and the financial highlights for each of the years in the four-year period ended December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Catholic Values Investment Trust Equity Fund as of December 31, 2000, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

     DELOITTE & TOUCHE LLP

     Boston, Massachusetts
     February 9, 2001

ANNUAL REPORT

CATHOLIC ADVISORY BOARD

Thomas P. Melady, Chairman
Margaret M. Heckler
Bowie K. Kuhn
Timothy J. May
Walter R. Miller
Thomas S. Monaghan
William A. Wilson

INVESTMENT ADVISER

Wright Investors' Service
440 Wheelers Farms Road
Milford, Connecticut 06460

ADMINISTRATOR

Eaton Vance Management
255 State Street
Boston, Massachusetts 02109

PRINCIPAL UNDERWRITER

Wright Investors' Service Distributors, Inc.
440 Wheelers Farms Road
Milford, Connecticut 06460
(800) 888-9471
e-mail: funds@wrightinvestors.com

CUSTODIAN

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AND DIVIDEND DISBURSING AGENT

PFPC Global Fund Services
Wright Managed Investment Funds
P.O. Box 5156
Westborough, Massachusetts 01581-9698

INDEPENDENT AUDITORS

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a fund's current prospectus.